Morgan Grenfell
                                 SMALLCap FUND
                              1995 ANNUAL REPORT

Morgan Grenfell Capital Management, Inc. (the Advisor to the Morgan Grenfell SMALLCap Fund) is a subsidiary of Morgan Grenfell Asset Management Limited
(MGAM), which in turn is a subsidiary of Morgan Grenfell Group PLC (Morgan Grenfell)*, and is responsible for the Deutsche Bank Group's institutional investment management activities worldwide. Morgan Grenfell was founded in 1838 and is one of the UK's leading merchant banks and asset management groups. Since 1990, Morgan Grenfell has been a wholly- owned subsidiary of Deutsche Bank, AG, one of the largest financial institutions in the world. Currently MGAM manages in excess of $75 billion for a wide range of pension, corporate, insurance, local authority, government and private clients from more than 40 countries worldwide.

* In July 1995, it was announced that Deutsche Bank would be establishing an investment bank in London under the auspices of Morgan Grenfell Group, PLC. This investment bank will be named Deutsche Morgan Grenfell and will include MGAM. At the same time, MGAM will take control of Deutsche Bank's institutional investment management companies, DEGEF and Deutsche Bank Asset Management.

To Our Shareholders:

   Overall, 1995 was a "great" year for the stock market. It was also an excellent year for the Fund which gained +41.4% as measured by the change in net asset value, ranking it among the top performing closed-end equity funds.

   Some of the Fund's achievements during the year and comments relating to the performance of our smaller capitalization equities team are highlighted below.

   (bullet) The Fund's +41.4% gain in net asset value significantly exceeded the S&P SmallCap 600 benchmark, which was up +30.0%.

   (bullet) Although large companies outperformed the small cap indices in 1995; e.g., the S&P 500 and Dow Jones Industrial Average gained +37.4% and +36.7%, respectively, the Fund also outperformed these popular stock market averages.

   (bullet) The Fund provided investors with consistent "value added" performance throughout the year; e.g., the Fund's quarterly performance exceeded the S&P SmallCap 600 index in each of the four quarters.

   (bullet) The Fund's performance was achieved while maintaining broad diversification within the smaller company universe.

   (bullet) Our small cap investment team added value virtually across all economic sectors.

   (bullet) Each member of the team achieved "value added" performance relative to their respective universe of investment opportunity.

   A detailed discussion of the Fund's performance and portfolio structure is contained in the "Review of 1995" section beginning on page four.

   For the benefit of shareholders, and especially the Fund's new shareholders, a description of the Fund's universe of investment opportunity and how our smaller capitalization equities team is structured to find these opportunities is presented below.

                               INVESTMENT UNIVERSE
                               -------------------

   The Fund's investment universe is comprised of companies representing the lowest 20% of the market capitalization of all equities. Within this universe, the Fund focuses primarily on companies with market capitalizations of between $100 million and $1.6 billion. At the end of 1995, this capitalization range contained approximately 2,700 companies with a total market value of $1.2 trillion.

                                INVESTMENT TEAM
                                ---------------

   Morgan Grenfell Capital Management's Smaller Capitalization Equities investment team is comprised of five experienced professionals. Four have investment research/portfolio management responsibility and work with our fifth member, a dedicated trader, to develop execution strategies. This unique approach, which has been designed specifically for smaller company investing, provides each member of the team with beginning-to-end involvement in the investment process as well as bottom-line accountability.

   Our investment team, along with their primary economic sector responsibilities, is listed below.

SMALLER CAPITALIZATION
EQUITIES TEAM                     SECTOR RESPONSIBILITY
 ----------------------------     -----------------------------------------
Robert Kern (Manager)             Technology/Capital Goods
David Baratta                     Consumer/Service
Gerald Frey                       Technology/Health Care
Audrey Jones                      Energy/Credit Sensitive/Transportation/
                                  Process Industries/Service
Michael Murphy                    Trading

   Investment research specialization by economic sector provides the advantage of an in-depth understanding of each economic sector and industries within these sectors. This knowledge provides our team with the ability to make high quality individual company investment decisions.

   A traditional approach to fundamental investment research represents the foundation of our investment product. Original investment research encompasses not only the financial analysis of companies, but also entails extensive travel by each member of the team to visit companies and discuss business strategies with corporate managements.

   A team approach, with investment expertise across all economic sectors, provides the Fund with the ability to structure a broadly diversified portfolio within the universe of smaller companies as well as the ability to shift investment emphasis among sectors.

                                     OUTLOOK
                                     -------

   The current slowdown in economic growth and its negative impact on corporate profits represent a significant change in the investment environment as we enter 1996. Thus, while a low level of inflation and further declines in interest rates are expected to continue to be positives for stock prices, investment success will be more dependent upon selecting companies which meet or exceed earnings expectations.

   Slower economic growth is also expected to cause investors to focus on the superior growth prospects of many smaller companies. Importantly, the ability of these companies to achieve rapid growth is more dependent on individual company developments; e.g., new products, and less dependent on macro-economic trends.

   Another positive factor in the current outlook for selected smaller companies is the expectation that cash flows into aggressive growth mutual funds will continue at a high level.

   Overall, our team's goal is to provide the Fund's shareholders with "value added" performance relative to the S&P SmallCap 600 index as well as the S&P 500 index, which represents a broad measure of the stock market. We expect to achieve this goal by focusing primarily on individual stock selection.



Robert E. Kern, Jr.
President
Morgan Grenfell SMALLCap Fund

January, 1996

                                A REVIEW OF 1995
                                ----------------

   The following review covers the Fund's 1995 results and an analysis of the Fund's portfolio structure, including changes in economic sector weightings during 1995.

                                   PERFORMANCE
                                   -----------

   At the end of 1995, the Fund's net asset value was $12.31 per-share and when adjusted for the $2.133 per-share distribution from capital gains, the increase in net asset value for the year was +41.4%.

   Performance of the Fund and comparisons with the popular stock market averages are presented in the table below.

                                           Smaller
                                          Companies        Large Companies
                      MG SMALLCap      ---------------   -------------------
                         fund                S&P           S&P
Perod               Net Asset Value     SmallCap 600       500      D.J.I.A.
 ---------------   ----------------    ---------------    ------   ---------
 1995                    +41.4%             +30.0%         +37.4%     +36.7%
 1994                     -3.5               -4.8           +1.3       +4.9
 1993                     +8.5              +18.8          +10.1      +17.0
 1992                     +4.0              +21.0           +7.6       +7.4
 1991                    +52.5              +48.5          +30.5      +24.2
 1990                    -13.4              -23.7           -3.1      -0.4
 1989                    +24.6              +13.9          +31.6      +31.6
 1988                    +19.1              +19.5          +16.5      +15.9
Total Return
From Inception          +143.4%            +105.3%        +180.3%    +194.8%
(5/6/87-12/31/95)

   Performance of the Fund's net asset value exceeded the S&P SmallCap 600 index, which is representative of the smaller company universe. Although the large company stock market indices outperformed smaller companies during 1995, the Fund also outperformed the S&P 500 and Dow Jones Industrial Average.

   The price of the Fund's shares at the end of 1995 was $12.625 per share. This represented a discount of 12.6% when adjusted for the $2.133 per-share capital gain distribution, to the Fund's net asset value and compares with a discount of 13.1% at the beginning of the year.

                              PORTFOLIO STRUCTURE
                              -------------------

   The following table presents the portfolio structure of the Fund by economic sector and changes in portfolio structure during 1995.

                                   NO.                MARKET                %
ECONOMIC SECTOR                 COMPANIES             VALUE             PORTFOLIO
-------------------------    ---------------   ------------------    --------------
                             1994      1995     1994       1995      1994     1995     Change
                             ----      ----    -------   -------     ----     ----     ------
Technology                     17        17    $17.5MM   $18.7MM      27%      21%        -6
Consumer                       15        18     10.3      13.2        16       15         -1
Energy                         10        10      7.2      10.3        11       12         +1
Credit Sensitive                3        12      1.4       9.8         2       11         +9
Health Care                    12        12      7.3       9.4        11       11         +0
Service Companies               8         8      8.7       9.4        13       10         -3
Process Industries              8         6      5.6       4.5         9        5         -4
Transportation                  4         4      3.9       1.9         6        2         -4
Capital Goods                   1         1      0.9       1.4         1        2         +1
-------------------------     ----     ----    -------   -------    ----     ----      -----
TOTAL EQUITIES                 78        88    $62.8MM   $78.6MM      96%      89%        -7
Cash and Cash Equivalents                        2.8       9.4         4       11         +7
-------------------------                      -------   -------    ----     ----      -----
TOTAL FUND                                     $65.6MM   $88.0MM     100%     100%       --

   During 1995, the Fund's best performing sectors were: Health Care (+87%), Technology (+85%), Credit Sensitive (+62%), and Service Companies (+61%). Investment in these sectors represented approximately 50% of the Fund's total assets.

   The nine percentage portfolio weighting increase in the Credit Sensitive sector provided a significant contribution to the Fund's performance; i.e., a +62% gain. A combination of declining interest rates and a high level of acquisitions benefited results.

   Although the Fund's Consumer sector performed significantly better than the consumer stocks contained in the S&P SmallCap 600 index, the environment for many consumer companies remained very competitive during 1995.

   Cash reserves were 11% of total assets on 12/31/95. A portion of this total has been utilized to fund payment of the $2.133 per-share capital gains distribution paid on January 26, 1996.

                            TWENTY LARGEST HOLDINGS
                            -----------------------
                                December 31, 1995
                                -----------------

 COMPANY                               SYMBOL     LISTED     BUSINESS FOCUS
----------------------------------     -------    -------    ------------------------------------
Phycor Inc.                            PHYC       OTC        Physician Practice Management Co.
Delta & Pine Land Co.                  DLP        NYSE       Largest Cotton Seed Company
Paging Network Inc.                    PAGE       OTC        Paging Services
Tidewater Inc.                         TDW        NYSE       Marine Support Vessels
MEMC Electronic Materials, Inc.        WFR        NYSE       Silicon Wafer Manufacturer
New England Business Service           NEB        NYSE       Business Forms
Dionex Corp.                           DNEX       OTC        Analytical Instruments
Dime Bancorp Inc.                      DME        NYSE       New York Savings Bank
Adobe Systems Inc.                     ADBE       OTC        Applications Software
Devon Energy Corp.                     DVN        AMEX       Oil & Gas Producer
Baybanks Inc.                          BBNK       OTC        Massachusetts Bank
Micrel Inc.                            MCRL       OTC        Analog Semiconductors
Furon Co.                              FCY        NYSE       Engineered Components
Computervision Corp.                   CVN        NYSE       Computer-Aided Design Systems
Community Health Systems Inc.          CYH        NYSE       Hospital Management Company
Staples Inc.                           SPLS       OTC        Office Products Superstores
Platinum Technology                    PLAT       OTC        System Software Products
BJ Services Co.                        BJS        NYSE       Stimulation & Pumping Services
Department 56 Inc.                     DFS        NYSE       Specialty Giftware
Ceridian Corporation                   CEN        NYSE       Human Resource Services

   The top twenty holdings, which represent approximately 40% of the Fund's total value, are comprised primarily of high quality emerging growth companies. At the end of 1995, the average market capitalization of companies held in the Fund was $1.039 billion.

                     DIVIDENDS AND CAPITAL GAINS DISTRIBUTION
                     ----------------------------------------

   During 1995, the Fund declared a capital gains distribution of $2.133 per share. This distribution was made on January 26, 1996, to shareholders of record on December 29, 1995.

   Entering 1996, the Fund has a net unrealized capital gain totaling $19,672,203, or approximately $3.26 per share.

   Net investment income represents dividends and interest income less expenses. The Fund's investment objective is to seek capital appreciation; as a result, focus will be on stocks with no significant yield. As in prior years, the Fund had a net investment expense for 1995 and it is unlikely the Fund will pay a dividend from net investment income.

                            SCHEUDLE OF INVESTMENTS
                            -----------------------
                              December 31, 1995
                              -----------------

    COMMON STOCKS:              89.3%
    ---------------------------------
                                                                                              MARKET
    TECHNOLOGY:                 21.2%    BUSINESS FOCUS                        SHARES         VALUE
    ---------------------------------    ---------------------------------     -------   --------------
*   MEMC Electronic Materials Inc.       Silicon Wafer Manufacturer            66,600     $  2,172,825
*   Dionex Corp.                         Analytical Instruments                31,000        1,759,250
    Adobe Systems Inc.                   Applications Software                 25,000        1,550,000
*   Micrel Inc.                          Analog Semiconductors                 75,000        1,462,500
*   Computervision Corp.                 Computer-Aided Design Systems         94,700        1,456,013
*   Platinum Technology                  System Software Products              71,600        1,315,650
*   Ceridian Corp.                       Human Resource Services               30,000        1,237,500
    Linear Technology Corp.              Advanced Linear Circuits              28,000        1,099,000
*   Xilinx Inc.                          Field Programmable Gate Arrays        35,000        1,067,500
*   Synopsys Inc.                        CAE Software                          25,200          957,600
*   Progress Software Corp.              Database Software                     23,000          862,500
*   Geoworks                             System & Application Software         40,800          775,200
*   Mercury Interactive Corp.            Computer Software                     40,700          742,775
*   FTP Software Inc.                    Internetworking Software              24,000          696,000
*   Discreet Logic Inc.                  Computer Software                     25,500          637,500
*   Rational Software Corp.              Computer Software                     21,400          478,825
*   Integrated Process Equip. Inc.       Semiconductor Equipment               17,000          399,500
                                                                                          ------------
                                                                                           $18,670,138
    CONSUMER:                   15.0%
    ---------------------------------
*   Staples Inc.                         Office Products Superstores           55,050      $ 1,341,844
*   Department 56 Inc.                   Specialty Giftware                    34,000        1,304,750
*   Garden Ridge Corp.                   Specialty Home Accessories            29,000        1,123,750
*   Nine West Group Inc.                 Women's Footwear Retailer             26,800        1,005,000
*   Blyth Industries Inc.                Candles and Accessories               30,200          890,900
    Family Dollar Stores                 Discount Stores                       63,650          875,187
    Lancaster Colony Corp.               Consumer Products                     19,400          722,650
*   Damark International Inc.            General Merchandise                   91,450          685,875
*   Mohawk Industries Inc.               Carpet Manufacturer                   43,800          684,375
    Leggett & Platt Inc.                 Furniture Components                  25,500          618,375
*   Stations Casinos Inc.                Multi-Jurisdictional Gaming           40,000          585,000
*   Micro Warehouse Inc.                 Computer Direct Marketer              13,400          579,550
*   West Marine Inc.                     Boating Supplies Retailer             18,500          578,125
*   Daka International Inc.              Restaurants                           19,700          541,750
*   Sonic Corp.                          Drive-In Restaurants                  27,000          513,000
*   PetsMart Inc.                        Pet Supplies Superstores              15,650          485,150
*   Micros Systems Inc.                  Electronic Information Systems         9,300          458,025
*   Global Direct Mail Corp.             Computer/Office Prod. Marketer         8,000          220,000
                                                                                          --------------
                                                                                           $13,213,306

                                                                                             MARKET
    ENERGY:                     11.7%    BUSINESS FOCUS                         SHARES        VALUE
    ---------------------------------    ---------------------------------     -------   --------------
    Tidewater Inc.                       Marine Support Vessels                 70,000     $ 2,205,000
    Devon Energy Corp.                   Oil & Gas Producer                     58,500       1,491,750
*   BJ Services Co.                      Stimulation & Pumping Services         45,000       1,305,000
*   Triton Energy Corp.                  Oil & Gas Producer                     18,000       1,032,750
*   United Meridian Corp.                Oil & Gas Producer                     46,500         807,937
    Camco International Inc.             Oil Field Services & Equipment         28,500         798,000
    Diamond Shamrock Inc.                Refiner and Marketer                   30,500         789,188
*   Benton Oil & Gas Co.                 Oil & Gas Producer                     52,000         780,000
    Parker & Parsley Pete Co.            Oil & Gas Producer                     25,000         550,000
*   Coda Energy Inc.                     Oil & Gas Producer                     68,000         505,750
                                                                                          --------------
                                                                                           $10,265,375
    CREDIT SENSITIVE:           11.2%
    ---------------------------------
*   Dime Bancorp Inc.                    New York Savings Bank                 138,500     $ 1,610,063
    Baybanks Inc.                        Massachusetts Bank                     15,000       1,473,750
*   Glendale Fed Bank Fed Svgs           California Savings & Loan              59,750       1,045,625
    Lennar Corp.                         Residential & Commer. Builders         40,000       1,005,000
*   Credit Acceptance Corp.              Auto Financing                         48,300       1,002,225
    Long Island Bancorp Inc.             New York Savings Bank                  29,000         764,875
    Peoples Heritage Finanacial Group    Maine Savings Bank                     27,000         614,250
    Amresco Inc.                         Real Estate Financial Services         47,500         605,625
    Paine Webber Group Inc.              Financial Broker                       29,250         585,000
*   Triangle Pacific Corp.               Flooring & Kitchen Cabinets            31,000         530,875
*   First Bell Bancorp Inc.              Pennsylvania Savings Bank              30,000         401,250
*   HFNC Financial Corp.                 North Carolina Savings & Loan          14,000         183,750
                                                                                          --------------
                                                                                           $ 9,822,288
    HEALTH CARE:                10.7%
    ---------------------------------
*   Phycor Inc.                          Physician Practice Management Co.      66,675     $ 3,371,255
*   Community Health Systems Inc.        Hospital Management Company            38,600       1,375,125
*   Henry Schein Inc.                    Healthcare Products Distributor        23,500         693,250
*   American Oncology Inc.               Physician Practice Management Co.      14,000         680,750
*   Gensia Pharmaceuticals Inc.          Pharmaceuticals                       102,500         538,125
*   Perseptive Biosystems Inc.           Analytical Instruments                 62,500         531,250
*   ImmuLogic Pharmaceutical Corp.       Pharmaceuticals                        25,000         481,250
*   Uromed Corp.                         Urological Devices                     35,500         457,063
*   Agouron Pharmaceuticals Inc.         Pharmaceuticals                        13,500         442,125
*   Gilead Sciences Inc.                 Pharmaceuticals                        13,500         432,000
*   IDX Systems Corp.                    Health Care Information Systems        10,800         375,300
*   Sun Healthcare Group Inc.            Health Care Services                    2,000          27,000
                                                                                          --------------
                                                                                           $ 9,404,493

                                                                                                MARKET
    SERVICE COMPANIES:            10.6%    BUSINESS FOCUS                        SHARES         VALUE
    -----------------------------------    ---------------------------------    -------   --------------
    Delta & Pine Land Co.                  Largest Cotton Seed Company           68,133      $ 2,503,887
*   Paging Network Inc.                    Paging Services                       96,500        2,352,188
    New England Business Service           Business Forms                        80,100        1,742,175
*   Daisytek International Corp.           Non-Paper Office Supplies             30,500          937,875
*   Vanguard Cellular Systems              Cellular Telephone Service            35,800          724,950
*   BISYS Group Inc.                       Information Processing System         16,000          492,000
    National Data Corp.                    Information Processing System         12,500          309,375
*   Corestaff Inc.                         Temporary/Contract Personnel           8,000          292,000
                                                                                           --------------
                                                                                             $ 9,354,450
    PROCESS INDUSTRIES:            5.2%
    -----------------------------------
    Riverwood International Corp.          Paperboard Packaging Systems          50,000      $   956,250
    Rayonier Inc.                          Forest Products & Specialty Pulp      27,500          917,812
    P.H. Glatfelter Co.                    Paper Manufacturer                    50,000          856,250
    Potlatch Corp.                         Forest Products                       19,000          760,000
    Bowater Inc.                           Newsprint and Paper Producer          20,000          710,000
    Rock-Tenn Co.                          Paperboard Recycling                  21,000          341,250
                                                                                           --------------
                                                                                             $  4,541,562
    TRANSPORTATION:                2.1%
    -----------------------------------
    TNT Freightways Corp.                  Regional Trucker                      53,900      $ 1,084,737
    Atlantic Southeast Airlines            Air Carrier                           19,800          425,700
*   American Freightways Corp.             Regional Trucker                      28,000          290,500
*   Western Pacific Airlines Inc.          Airline                                3,000           50,250
                                                                                           --------------
                                                                                             $ 1,851,187
    CAPITAL GOODS:                 1.6%
    -----------------------------------
    Furon Co.                              Engineered Components                 72,700      $ 1,454,000
                                                                                           --------------
                                                                                             $ 1,454,000
    TOTAL COMMON STOCKS                    (cost $58,904,597)                                $78,576,799

    COMMERCIAL PAPER:             10.7%
    -----------------------------------
    Associates Corp. 5.754% due 1/2/96                                                       $ 9,366,000
    -----------------------------------                                                    -------------
    TOTAL: 100% (cost 68,270,597)                                                            $87,942,799
                                                                                           =============

* Non-income producing security.

                 See accompanying notes to financial statements

--------------------------------------------------------------------------------
                      Statement of Assets and Liabilities
                              December 31, 1995
--------------------------------------------------------------------------------

 Assets:
Investments in securities at market value,
  cost $68,270,597 (Note 1)                                  $87,942,799

Receivables
 Dividends and interest                                           24,812
                                                             -----------
Total assets                                                 $87,967,611

Liabilities:
Dividend payable                                             $12,888,514
Payable for investment securities purchased                      358,513
Accrued expenses                                                 241,009
Due to custodian                                                  77,881
                                                             -----------
Total liabilities                                            $13,565,917

Net assets                                                   $74,401,694
                                                             ===========
Net assets:
Common stock, $0.01 par value; 6,042,435 shares issued;
  150,000,000 shares authorized                              $    60,424
Capital in excess of par value                                53,503,539
Net unrealized appreciation of investments                    19,672,203
Undistributed net capital gains                                1,165,528
                                                             -----------
Net assets                                                   $74,401,694
                                                             ===========

Net asset value per share as of the close of business on
  December 31, 1995                                          $     12.31
                                                             ===========

                 See accompanying notes to financial statements

--------------------------------------------------------------------------------
                            Statement of Operations
                     For the Year Ended December 31, 1995
--------------------------------------------------------------------------------

Investment income:
 Interest                                                     $    643,504
 Cash dividends                                                    407,245
 Miscellaneous income                                               14,736
                                                             -------------
                                                              $  1,065,485

Expenses:
 Investment advisory fees (Note 2)                            $    743,088
 Custodian and transfer agent fees                                  99,956
 Professional fees                                                  69,934
 Shareholder communications                                         61,999
 Directors' fees                                                    52,002
 Insurance                                                          31,912
 Registration and listing fees                                      20,947
 Miscellaneous                                                       6,979
                                                             -------------

                                                              $  1,086,817
Net investment expense                                        $    (21,332)

Realized and unrealized gain/(loss) on investments:

 Proceeds from sales                                          $ 79,312,314
 Less-cost of securities sold                                   65,323,084
                                                             -------------
 Net realized gain on investments                             $ 13,989,230

 Unrealized appreciation:
  Beginning of year                                           $  8,092,049
  End of year                                                   19,672,203
                                                             -------------
 Net increase in unrealized appreciation on investments       $ 11,580,154

                                                             -------------
 Net realized and unrealized gain on investments              $ 25,569,384
                                                             -------------
Net increase in net assets resulting
  from operations                                             $ 25,548,052
                                                             =============

                 See accompanying notes to financial statements

--------------------------------------------------------------------------------
                       Statement of Changes in Net Assets
                For the Years Ended December 31, 1995 and 1994
--------------------------------------------------------------------------------

                                                                     1995             1994
                                                                  ------------   ------------
Increase (decrease) in net assets resulting from operations:
 Net investment expense                                          $    (21,332)   $   (389,775)
 Net realized gain on investments                                  13,989,230       7,888,625
 Net change in unrealized appreciation                             11,580,154      (9,866,262)
                                                                   ----------     -----------
  Net increase in net assets resulting from operations           $ 25,548,052    $ (2,367,412)
Distributions from net realized gains                             (12,888,514)     (7,096,506)
Share transactions                                                  2,648,895       1,235,783
                                                                   ----------     -----------
Increase/(Decrease) in net assets                                $ 15,308,433     $(8,228,135)

Net assets:

Beginning of year                                                  59,093,261      67,321,396
                                                                   ----------     -----------
End of year                                                      $ 74,401,694     $59,093,261
                                                                   ==========     ===========

                 See accompanying notes to financial statements

                         NOTES TO FINANCIAL STATEMENTS
                         -----------------------------
                          December 31, 1995 and 1994
                          --------------------------

1. Significant Accounting Policies

   Morgan Grenfell SMALLCap Fund, Inc. (the "Fund") was organized as a Maryland corporation on January 16, 1987 and is registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company. The Fund commenced operations on May 6, 1987.

   The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

   Portfolio valuation: Securities listed on an exchange and over-the-counter securities quoted on the NASDAQ system are valued on the basis of the last sale price on the last business day of the year. Over-the-counter securities not quoted on the NASDAQ system are valued on the basis of the average bid and asked prices on that date. Commercial paper is carried at cost, which approximates market.

   Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

   Federal income taxes: It is the policy of the Fund to qualify as a regulated investment company by complying with provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of income and securities profits (after application of net capital loss carryovers) sufficient to relieve it from all, or substantially all, Federal income taxes.

2. Investment Advisory Fee and Other Transactions with Affiliates

   The Fund pays advisory fees for investment and advisory services to Morgan Grenfell Capital Management Inc. ("MGCM"), a wholly-owned subsidiary of Morgan Grenfell PLC. Under the terms of the investment advisory agreement, the management fee is calculated at an annual rate of one percent of the Fund's average daily net assets.

   Certain individuals who are officers or directors, or both, of the Fund are also officers or directors, or both, of MGCM.

3. Capital Share Transactions

   On April 29, 1987, the Fund issued 10,782 shares to MGCM for $100,003. Subsequent to a public offering, the Fund issued 5,000,000 additional shares on May 6, 1987 for net proceeds of $46,375,000 after deducting underwriting discounts of $3,625,000. Arrangements were made to borrow from MGCM an amount equal to the underwriting discount so that at the conclusion of the offering, the Fund had available for investment an amount equal to the gross proceeds of the offering. Initial registration fees amounting to $57,407 were charged against paid in capital at the time of issuance of these shares.

   During 1995, 1994, 1992 and 1990 the Fund issued 256,925, 103,447, 441,639 and 229,642 shares, respectively, under the dividend reinvestment plan.

4. Investment Transactions

   The aggregate cost of securities purchased and the aggregate proceeds of securities sold during the year ended December 31, 1995, excluding short-term investments, were $69,533,278 and $79,312,314, respectively. At December 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes.

5. Dividend Reinvestment Plan

   Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), all dividends from net investment income and/or all capital gain distributions will be reinvested by The Bank of New York, as agent for shareholders in administering the Plan (the "Plan Agent"), in additional shares of the Fund. Registered shareholders are deemed to participate in the Plan unless they elect to receive all dividends from net investment income and/or all capital gains distributions in the form of cash. Each registered shareholder at the time of purchase will receive from the Plan Agent an authorization card to be signed and returned if the shareholder elects to receive distributions from net investment income in cash or elects not to receive capital gain distributions in the form of a stock dividend. Shareholders whose shares are held in the name of a broker or nominee or shareholders transferring such an account to a new broker should contact such broker or nominee to elect to participate in the Plan or to receive their distributions in cash.

   Participating shareholders will receive dividends from net investment income and/or all capital gain distributions in additional shares issued by the Fund if the shares are trading at a premium; i.e., the net asset value ("NAV") is less than the then-current market price. In such event, the number of additional shares to be issued by the Fund will be determined by valuing such shares at the higher of (i) their net asset value or (ii) 95% of the market price. If shares of the Fund are trading at a discount; i.e., the NAV exceeds the then-current market price, the Plan Agent will, as agent for the participants, apply such dividends or distributions to purchase shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. In such case, the price of the shares to each participating shareholder will be the average market price at which such shares were purchased under the direction of the Plan Agent. There will be no brokerage charges for shares directly issued by the Fund; however, brokerage commissions incurred on open market purchases will be borne pro rata by each participant. There is no direct service charge to participants in the Plan; the fees of the Plan Agent will be borne by the Fund. However, the Fund reserves the right to amend the Plan to include such a charge payable by the participants or for other reasons.

   Participants in the Plan may elect to withdraw from the Plan at any time upon written notice to the Plan Agent and thereby elect to receive all distributions from net investment income in cash and/or all capital gain distributions either in the form of a stock dividend or in cash. The written notice will not be effective with respect to distributions made within seven days of its receipt by the Plan Agent. If notice is received after a record date, a shareholder's request will be completed after the determination of shares for that dividend has been credited to the shareholder's account. Dividends and capital gain distributions are taxable whether paid in cash or reinvested in additional shares, and the reinvestment of dividends and capital gain distributions will not relieve participants of liability for any U.S. income tax that may be payable (or required to be withheld) on such dividends or distributions. Additional information about the Plan is available by calling the Plan Agent's Shareholder Relations Department at 1-800-432-8224.

                           SUPPLEMENTARY INFORMATION
                           -------------------------
                             Financial Highlights

   Contained below is per-share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets, and other supplemental data for the eight years ended December 31, 1995, and for the period May 6, 1987 (commencement of operations) through December 31, 1987. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                                   Years Ended December 31
                                     ---------------------------------------------------
                                          1995             1994               1993
                                     --------------   --------------     ---------------
PER SHARE OPERATING PERFORMANCE:
Net asset value,
  beginning of period                   $ 10.21           $ 11.85           $ 11.97

  Net investment income
    (expense)                             (0.00)            (0.07)            (0.08)
  Net gain/(loss) on securities
    (realized and unrealized)              4.23             (0.34)             1.10
                                        -------           -------           -------
Total from investment operations        $  4.23           $ (0.41)          $  1.02
Less dividends and distributions:
  Tax return
  of capital distribution                 (2.13)            (1.23)            (1.14)
                                        -------           -------           -------
Total dividends and distributions       $ (2.13)          $ (1.23)          $ (1.14)
                                        -------           -------           -------
Net asset value, end of year            $ 12.31           $ 10.21           $ 11.85
                                        =======           =======           =======
Market value per share,
  end of year                           $12.625(1)        $ 8.875           $10.875

TOTAL INVESTMENT RETURN:
Based on market value per share           +42.3%             -7.1%             -1.9%
Based on net asset value per share        +41.4%             -3.5%             +8.5%

RATIOS TO AVERAGE NET ASSETS:
Expenses                                   1.51%             1.52%             1.39%
Net investment income
  (expense)                               (0.03%)           (0.59%)           (0.74%)

SUPPLEMENTAL DATA:
Net assets at end of year
  (000 omitted)                         $74,402           $59,093           $67,321
Average net assets during year
  (000 omitted)                         $72,202           $66,064           $69,048
Portfolio turnover                          110%              105%               89%
Total debt outstanding at end
  of year (000 omitted)                     -0-               -0-               -0-
Asset coverage per $1000 of debt
  (000 omitted)                             N/A               N/A               N/A

*Annualized.

(1) The Fund declared a $2.133 capital gain distribution payable to shareholders of record on December 29, 1995. The dividend was paid on January 26, 1996 and the Fund's shares traded with the dividend until the ex-dividend date, January 29, 1996.

                                                                         May 6, 1987
                      Years Ended December 31                           (commencement
-----------------------------------------------------------------        operations)
    1992        1991          1990          1989          1988        through 12/31/87
----------    ----------   ----------    ----------    ----------    -----------------
$ 12.30       $  8.70      $  10.80      $   8.87      $   7.45         $    9.27

  (0.09)        (0.10)        (0.11)        (0.11)        (0.11)            (0.16)

   0.58          4.67         (1.34)         2.29          1.53             (1.66)
----------     --------      --------      --------      --------     ------------
$  0.49       $   4.57      $  (1.45)     $   2.18      $   1.42         $  (1.82)

  (0.82)         (0.97)        (0.65)        (0.25)           --              --
----------     --------      --------      --------      --------     ------------
$ (0.82)      $  (0.97)     $  (0.65)     $  (0.25)     $  0.00          $   0.00
----------     --------      --------      --------      --------     ------------
$ 11.97       $  12.30      $   8.70      $  10.80      $   8.87         $    7.45
==========     ========      ========      ========      ========     ============

$12.250       $ 12.875      $  8.750      $  9.625      $  7.375         $   6.000

   +1.5%        +58.0%         -2.2%        +34.2%        +22.9%            -40.0%
   +4.0%        +52.5%        -13.4%        +24.6%        +19.1%            -19.7%

   1.44%         1.79%         2.01%         2.13%         2.56%             4.32%*

  (0.83%)       (0.85%)       (1.05%)       (1.10%)       (1.30%)           (1.80%)*

$68,013       $ 64,461      $ 45,581      $ 54,136      $ 44,462         $  37,316

$64,644       $ 58,900      $ 51,121      $ 50,522      $ 43,422         $  44,062
     89%           70%           75%           80%           83%               98%*

    -0-       $  1,060      $  1,724      $  2,324      $  2,868         $   3,360

    N/A       $   60.8      $   26.4      $   23.3      $   15.5         $    11.1

                          INDEPENDENT AUDITOR'S REPORT
                          ----------------------------

To the Board of Directors and Shareholders
Morgan Grenfell SMALLCap Fund, Inc.:

   We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Morgan Grenfell SMALLCap Fund, Inc. as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period ended December 31, 1995, and the financial highlights for each of the years in the eight-year period ended December 31, 1995 and for the period May 6, 1987 (commencement of operations) through December 31, 1987. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures include confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used, and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Grenfell SMALLCap Fund, Inc., as of December 31, 1995, the result of its operations for the year then ended, changes in net assets for each of the years in the two-year period ended December 31, 1995 and the financial highlights for each of the years in the eight-year period ended December 31, 1995, and for the period May 6, 1987 (commencement of operations) through December 31, 1987, in conformity with generally accepted accounting principles.

                                                         KPMG PEAT MARWICK LLP

New York, New York
January 31, 1996

            MORGAN GRENFELL SMALLCap FUND -- DIRECTORS AND OFFICERS
            -------------------------------------------------------

 Michael Bullock                               Audrey M.T. Jones
CHAIRMAN AND DIRECTOR                          VICE PRESIDENT
Chief Investment Officer                       Senior Director
Morgan Grenfell Asset Management, Ltd.         Morgan Grenfell Capital
                                               Management, Inc.

Robert E. Kern, Jr.                            Gerald S. Frey
PRESIDENT AND DIRECTOR                         VICE PRESIDENT
Executive Vice President                       Senior Director
Morgan Grenfell Capital                        Morgan Grenfell Capital
  Management, Inc.                              Management, Inc.

Robert E. Greeley                              Mark G. Arthus
DIRECTOR                                       SECRETARY AND TREASURER
Partner                                        Director of Administration and Compliance
Cypress Cove Fund L.P.                         Morgan Grenfell Capital
                                               Management, Inc.

Joseph J. Incandela
DIRECTOR                                       TRANSFER AGENT
Partner/Managing Director                      The Bank of New York
Thomas H. Lee Co.                              101 Barclay Street
                                               New York, NY 10286
Richard D. Wood
                                               CORPORATE OFFICES
DIRECTOR                                       Morgan Grenfell Capital Management, Inc.
Consultant                                     885 Third Avenue
                                               32nd Floor
                                               New York, NY 10022

Shares of the Morgan Grenfell SMALLCap Fund are traded on the New York Stock Exchange under the symbol "MGC."

In accordance with Section 23(c) of the Investment Company Act of 1940, the Fund hereby serves notice that it may from time to time repurchase shares of the Fund in the open market at the option of the Board of Directors.

                        SHAREHOLDER INFORMATION SERVICE
                        -------------------------------

Information regarding the Fund's net asset value is available by calling 1-800-888-8060. Additional shareholder information can be obtained by calling 1-800-432-8224 through the Bank of New York's Shareholder Relations Department. The Fund's net asset value is reported each week in The Wall Street Journal and Barron's.